SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     January 22, 2002

OAKWOOD HOMES CORPORATION

(Exact name of registrant as specified in charter)

North Carolina	1-7444	56-0985879

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

7800 McCloud Road, Greensboro, North Carolina	27409-9634

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (336) 664-2400

Item 5.     Other Events.

     The Registrant has entered into a five-year, $55 million revolving credit facility with Foothill Capital Corporation, a wholly-owned subsidiary of Wells Fargo & Company. The new facility, which matures in January 2007, is collateralized by substantially all assets of the Registrant, excluding raw materials inventory and loans held for sale. On January 22, 2002, the Registrant issued a press release announcing the new facility, a copy of which is attached hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Exhibits. The following exhibit is filed herewith:

99.1 Press release issued on January 22, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKWOOD HOMES CORPORATION

Date: January 25, 2002	By:	/s/ Suzanne H. Wood Name: Suzanne H. Wood Title: Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:

January 22, 2002	1-7444

OAKWOOD HOMES CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on January 22, 2002.